UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 3, 2004

CARDIAC SCIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19567	33-0465681
(Commission File No.)	(I.R.S. Employer Identification No.)

1900 Main Street, Suite 700 Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(949) 797-3800

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

99.1     Press Release of Cardiac Science, Inc., issued on May 3, 2004.

ITEM 12.	Results of Operations and Financial Condition.

On May 3, 2004, Cardiac Science, Inc. issued a press release to report its financial results for the quarter ended March 31, 2004. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding Cardiac Science and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARDIAC SCIENCE, INC.

Date: May 3, 2004	By:	/s/ Raymond W. Cohen
Raymond W. Cohen, Chairman and Chief Executive Officer

EXHIBIT INDEX

The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number
99.1	Press Release dated May 3, 2004